Exhibit 10.1

SUPPLEMENTAL AGREEMENT NO. 2

to

Purchase Agreement No. 03735

between

THE BOEING COMPANY

and

AMERICAN AIRLINES, INC.

Relating to Boeing Model 737 MAX Aircraft

This SUPPLEMENTAL AGREEMENT No. 2 (SA-2), entered into as of March 6, 2015 (SA-2 Effective Date), by and between THE BOEING COMPANY, a Delaware corporation with offices in Washington state (Boeing) and AMERICAN AIRLINES, INC. a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);

WHEREAS, Boeing and Customer entered into Purchase Agreement No. 03735 dated February 1, 2013 relating to Boeing Model 737 MAX Aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified therefore in such Purchase Agreement;

WHEREAS, Customer and Boeing desire to amend the Purchase Agreement to:

(i)	amend the [*CTR] to incorporate [*CTR] for

(y)	[*CTR] and [*CTR]; and

(z)	[*CTR]; and

(ii)	amend Letter Agreement No. AAL-PA-03735-LA-1106661R1 entitled [*CTR] to incorporate correlative changes given the preceding revisions to the Performance Guarantees.

PA 03735	SA-2, Page 1

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:

1	Table of Contents.

The “Table Of Contents” to the Purchase Agreement is replaced in its entirety by the revised “Table Of Contents” (attached hereto and identified by an “SA-2” legend) to reflect changes made to the Purchase Agreement by SA-2.

2	Letter Agreements.

2.1 Letter Agreement AAL-PA-03735-LA-1106657 entitled [*CTR] is replaced in its entirety by AAL PA-03735-LA-1106657R1 (attached hereto and identified by an “SA-2 legend, Revised [*CTR] Letter) in order to reflect changes in accordance with this SA-2.

2.2 Letter Agreement AAL-PA-03735-LA-1106663 entitled [*CTR] is replaced in its entirety by AAL PA-03735-LA-1106663R1 (attached hereto and identified by an “SA-2 legend, Revised [*CTR] Letter) in order to reflect changes in accordance with this SA-2.

2.3 Letter Agreement AAL-PA-03735-LA-1106664 entitled [*CTR] is replaced in its entirety by AAL PA-03735-LA-1106664R1 (attached hereto and identified by an “SA-2 legend, Revised [*CTR] Letter) in order to reflect changes in accordance with this SA-2.

2.4 Letter Agreement AAL-PA-03735-LA-1106661R1 entitled [*CTR] is replaced in its entirety by AAL-PA-03735-LA-1106661R2 (attached hereto and identified by an “SA-2 legend, Revised [*CTR] Letter) in order to reflect changes in accordance with this SA-2.

The Revised [*CTR] Letter, Revised [*CTR] Letter, Revised [*CTR] Letter and the Revised [*CTR] Letter are collectively referred to as the Revised Letter Agreements.

3	Miscellaneous.

3.1 The Purchase Agreement is amended as set forth above, by the table of contents and by the Revised Letter Agreements. All other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect. The Table of Contents and Revised Letter Agreements are incorporated into this SA-2 by this reference.

[This space intentionally left blank]

PA 03735	SA-2, Page 2

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AGREED AND ACCEPTED this

March 6, 2015
Date

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

/s/ The Boeing Company	/s/ American Airlines, Inc.
Signature	Signature

The Boeing Company	American Airlines
Printed name	Printed name

Attorney-in-Fact	Vice President, Fleet Planning
Title	Title

PA 03735	SA-2, Page 3

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
Article 6	Confidentiality

TABLE

1R1.	Aircraft Information Table	1

EXHIBITS

A.	Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities
C.	Definitions

SUPPLEMENTAL EXHIBITS

AE1.	[*CTR]
BFE1.	BFE Variables
CS1.	Customer Support Variables
EE1.	[*CTR]
SLP1.	[*CTR]

LETTER AGREEMENTS

LA-1106648	Special Matters
LA-1106649	[*CTR]
LA-1106650R1	[*CTR]	1
LA-1106651	[*CTR]
LA-1106652	Aircraft Model Substitution
LA-1106654	AGTA Terms Revisions for MAX
LA-1106655	Open Matters – 737 MAX
LA-1106656R1	[*CTR]	1
LA-1106657R1	[*CTR]	2
LA-1106663 R1	[*CTR]	2
LA-1106664 R1	[*CTR]	2
LA-1106658	[*CTR]
LA-1106659R1	[*CTR]	1
LA-1106660	Spare Parts Initial Provisioning

PA 03735	TABLE OF CONTENTS, Page 1 of 2	SA-2

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

TABLE OF CONTENTS, continued

LETTER AGREEMENTS, continued		SA NUMBER

LA-1106661R2	[*CTR]	2
LA-1106667	[*CTR]
LA-1106668	[*CTR]
LA-1106669	[*CTR]
LA-1106670	Confidentiality
LA-1106671R1	Miscellaneous Commitments	1
LA-1106672	[*CTR]
LA-1106673*	CS1 Special Matters
LA-1106677	[*CTR]

* - This is an intended gap as there are no Letter Agreements LA-1106674 through LA-1106676 incorporated by the Purchase Agreement.

PA 03735	TABLE OF CONTENTS, Page 2 of 2	SA-2

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

AAL-PA-03735-LA-1106657R1

American Airlines, Inc.

P.O. Box 619616

Dallas-Fort Worth Airport, Texas 75261-9616

Subject:	[*CTR]

Reference:	Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the [*CTR] in the Attachment. The Attachment sets forth [*CTR] for 737-7. [*CTR] Notwithstanding the provision of the [*CTR] in the Attachment, Boeing and Customer will work together in good faith to communicate the [*CTR] that will be offered prior to Customer [*CTR].

1.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned, in whole or in part.

AAL-PA-03735-LA-1106657R1

[*CTR]	Page 1 of 2

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	March 6, 2015

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	Vice President, Fleet Planning

AAL-PA-03735-LA-1106657R1

[*CTR]	Page 2 of 2

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-03735-LA-1106657R1

[*CTR]

[*CTR]

FOR AMERICAN AIRLINES, INC.

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	AIRCRAFT CONFIGURATION

4	GUARANTEE CONDITIONS

5	GUARANTEE COMPLIANCE

6	EXCLUSIVE GUARANTEES

P.A. No. 03735

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BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-03735-LA-1106657R1

[*CTR]

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the [*CTR]) are applicable [*CTR]

2	FLIGHT PERFORMANCE

2.1	Mission

2.1.1	Mission Payload

The payload for a stage length of [*CTR] nautical miles in still air (representative [*CTR]) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

[*CTR]

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	[*CTR]

[*CTR]

[*CTR]

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	[*CTR]

Climb:	[*CTR]

[*CTR]

[*CTR]

[*CTR]

[*CTR]

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[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-03735-LA-1106657R1

[*CTR]

Cruise:	[*CTR]

[*CTR]

[*CTR]

[*CTR]

[*CTR]

Descent:	[*CTR]

[*CTR]

[*CTR]

[*CTR]

Approach and Landing Maneuver:	[*CTR]

[*CTR]

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [*CTR]

Takeoff and Climbout Maneuver: [*CTR] [*CTR]

Approach and Landing Maneuver: [*CTR]

Taxi-In (shall be consumed from the reserve fuel): [*CTR]

P.A. No. 03735

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BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-03735-LA-1106657R1

[*CTR]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*CTR] For information purposes, the [*CTR]

2.1.2	Mission Block Fuel

The block fuel for a stage length of [*CTR] pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

[*CTR]

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	[*CTR]

The takeoff gross weight is not limited by the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	[*CTR]

Climb:	[*CTR]

[*CTR]

[*CTR]

P.A. No. 03735

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BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-03735-LA-1106657R1

[*CTR]

[*CTR]

[*CTR]

[*CTR]

Cruise:	[*CTR]

[*CTR]

[*CTR]

[*CTR]

[*CTR]

Descent:	[*CTR]

[*CTR]

[*CTR]

[*CTR]

Approach and Landing Maneuver:	[*CTR]

[*CTR]

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [*CTR]

Takeoff and Climbout Maneuver: [*CTR] [*CTR]

Approach and Landing Maneuver: [*CTR]

P.A. No. 03735

AERO-B-BBA4-M12-0764A	SS13-0513

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-03735-LA-1106657R1

[*CTR]

Taxi-In (shall be consumed from the reserve fuel): [*CTR] Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*CTR]

For information purposes, the [*CTR]

2.1.3	[*CTR]

The [*CTR] (representative of a [Lima to Dallas route]) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

[*CTR]

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	[*CTR]

[*CTR]

[*CTR]

[*CTR]

[*CTR]

[*CTR]

[*CTR]

[*CTR]

[*CTR]

[*CTR]

P.A. No. 03735

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BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-03735-LA-1106657R1

[*CTR]

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	[*CTR]

Climb:	[*CTR]

[*CTR]

[*CTR]

[*CTR]

[*CTR]

[*CTR]

Cruise:	[*CTR]

[*CTR]

[*CTR]

[*CTR]

[*CTR]

Descent:	[*CTR]

[*CTR]

[*CTR]

[*CTR]

Approach and Landing Maneuver:	[*CTR]

[*CTR]

P.A. No. 03735

AERO-B-BBA4-M12-0764A	SS13-0513

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-03735-LA-1106657R1

[*CTR]

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [*CTR]

Takeoff and Climbout Maneuver: [*CTR] [*CTR]

Approach and Landing Maneuver: [*CTR]

Taxi-In (shall be consumed from the reserve fuel): [*CTR]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*CTR] For information purposes, the [*CTR]

2.1.4	[*CTR]

The [*CTR] (representative of a [*CTR]) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

[*CTR]

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	[*CTR]

[*CTR]

[*CTR]

P.A. No. 03735

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BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-03735-LA-1106657R1

[*CTR]

[*CTR]

[*CTR]

[*CTR]

[*CTR]

[*CTR]

The following [*CTR] are specified with reference to the [*CTR]:

	Distance	Height
1.	[*CTR]	[*CTR]
2.	[*CTR]	[*CTR]
3.	[*CTR]	[*CTR]

[*CTR]

[*CTR]

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	[*CTR]

Climb:	[*CTR]

[*CTR]

[*CTR]

[*CTR]

[*CTR]

[*CTR]

Cruise:	[*CTR]

[*CTR]

P.A. No. 03735

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BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-03735-LA-1106657R1

[*CTR]

[*CTR]

[*CTR]

[*CTR]

Descent:	[*CTR]

[*CTR]

[*CTR]

[*CTR]

Approach and Landing Maneuver:	[*CTR]

[*CTR]

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [*CTR]

Takeoff and Climbout Maneuver: [*CTR] [*CTR]

Approach and Landing Maneuver: [*CTR]

Taxi-In (shall be consumed from the reserve fuel): [*CTR]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*CTR] For information purposes, the [*CTR]

P.A. No. 03735

AERO-B-BBA4-M12-0764A	SS13-0513

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-03735-LA-1106657R1

[*CTR]

2.1.5	[*CTR]

The [*CTR] (representative of a [*CTR]) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

[*CTR]

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	[*CTR]

[*CTR]

[*CTR]

[*CTR]

[*CTR]

[*CTR]

[*CTR]

[*CTR]

The following [*CTR] are specified with reference to the [*CTR]

	Distance	Height
1.	[*CTR]	[*CTR]
2.	[*CTR]	[*CTR]
3.	[*CTR]	[*CTR]

[*CTR]

[*CTR]

[*CTR]

P.A. No. 03735

AERO-B-BBA4-M12-0764A	SS13-0513

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-03735-LA-1106657R1

[*CTR]

Climbout Maneuver:	[*CTR]

Climb:	[*CTR]

[*CTR]

[*CTR]

[*CTR].

[*CTR]

[*CTR]

Cruise:	[*CTR]

[*CTR]

[*CTR]

[*CTR]

[*CTR]

Descent:	[*CTR]

[*CTR]

[*CTR]

[*CTR]

Approach and Landing Maneuver:	[*CTR]

[*CTR]

P.A. No. 03735

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BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-03735-LA-1106657R1

[*CTR]

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [*CTR]

Takeoff and Climbout Maneuver: [*CTR] [*CTR]

Approach and Landing Maneuver: [*CTR]

Taxi-In (shall be consumed from the reserve fuel): [*CTR]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*CTR] For information purposes, the [*CTR]

2.1.6	Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.1.7 is the basis for the [*CTR] of Paragraphs 2.1.1, 2.1.2, 2.1.3, 2.1.4, and 2.1.5.

P.A. No. 03735

AERO-B-BBA4-M12-0764A	SS13-0513

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-03735-LA-1106657R1

[*CTR]

2.1.7	737-7 Weight Summary – [*CTR]

Pounds

Standard Model Specification MEW	[*CTR]

Configuration Specification [*CTR]
[*CTR]
[*CTR]
[*CTR]

[*CTR]
[*CTR]	[*CTR]
[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]

[*CTR] Manufacturer’s Empty Weight (MEW)	[*CTR]

Standard and Operational Items Allowance	[*CTR]
(Paragraph 2.1.8)

[*CTR] Operational Empty Weight (OEW)	[*CTR]

	Quantity	Pounds	Pounds

* [*CTR]			[*CTR]

[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]

P.A. No. 03735

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BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-03735-LA-1106657R1

[*CTR]

2.1.8	Standard and Operational Items Allowance

	Qty	Pounds	Pounds	Pounds

Standard Items Allowance				[*CTR]

Unusable Fuel			[*CTR]
Oil			[*CTR]
Oxygen Equipment			[*CTR]
Passenger Portable	[*CTR]	[*CTR]
Crew Masks	[*CTR]	[*CTR]
Miscellaneous Equipment			[*CTR]
Crash Axe	[*CTR]	[*CTR]
Megaphones	[*CTR]	[*CTR]
Flashlights	[*CTR]	[*CTR]
Smoke Hoods	[*CTR]	[*CTR]

Galley Structure & Fixed Inserts			[*CTR]

Operational Items Allowance				[*CTR]

Crew and Crew Baggage			[*CTR]
Flight Crew (incl. baggage)	[*CTR]	[*CTR]
Cabin Crew (incl. baggage)	[*CTR]	[*CTR]
Catering Allowance & Removable Inserts			[*CTR]
First Class	[*CTR]	[*CTR]
Economy Class	[*CTR]	[*CTR]
Passenger Service Equipment	[*CTR]		[*CTR]
Potable Water [*CTR]			[*CTR]
Waste Tank Disinfectant			[*CTR]
Emergency Equipment			[*CTR]
Escape Slides - Forward and Aft	[*CTR]	[*CTR]
Life Vests - Crew and Passengers	[*CTR]	[*CTR]
Life Rafts	[*CTR]	[*CTR]
Auto Radio Beacon (ELT)	[*CTR]	[*CTR]

Total Standard and Operational Items Allowance				[*CTR]

P.A. No. 03735

AERO-B-BBA4-M12-0764A	SS13-0513

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-03735-LA-1106657R1

[*CTR]

3	AIRCRAFT CONFIGURATION

3.1

The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Boeing Document [*CTR] by the Purchase Agreement to be [*CTR] into the Customer’s Detail Specification (herein referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

3.2	[*CTR]

(1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2) The difference between the component weight allowances given in Appendix E of the Detail Specification and the actual weights.

4	GUARANTEE CONDITIONS

4.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

4.2	For the purposes of these 737-7 [*CTR] the Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, the [*CTR]

4.3

In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 4.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

P.A. No. 03735

AERO-B-BBA4-M12-0764A	SS13-0513

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-03735-LA-1106657R1

[*CTR]

4.4	The [*CTR], and with the Aircraft [*CTR] unless otherwise specified. The [*CTR] unless otherwise specified. [*CTR] will be used for [*CTR] as required.

4.5	[*CTR] in Paragraph 2.1.7. [*CTR] unless otherwise specified. The [*CTR]

4.6	[*CTR]

4.7	[*CTR]

5	GUARANTEE COMPLIANCE

5.1	Compliance with the guarantees of Section 2 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 3 and the guarantee conditions of Section 4.

5.2	[*CTR] on the FAA approved Airplane Flight Manual for the Model 737-7.

5.3	[*CTR].

5.4	[*CTR]

5.5	[*CTR]

5.6

The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

5.7	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

6	EXCLUSIVE GUARANTEES

The only [*CTR] applicable to the Aircraft are those set forth in this Attachment.

P.A. No. 03735

AERO-B-BBA4-M12-0764A	SS13-0513

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

AAL-PA-03735-LA-1106663R1

American Airlines, Inc.

P.O. Box 619616

Dallas-Fort Worth Airport, Texas 75261-9616

Subject:	[*CTR]

Reference:	Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the [*CTR] in the Attachment. The Attachment sets forth [*CTR] for 737-8. [*CTR] Notwithstanding the provision of the [*CTR] in the Attachment, Boeing and Customer will work together in good faith to communicate the [*CTR] that will be offered prior to Customer [*CTR]

1.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned, in whole or in part.

AAL-PA-03735-LA-1106663R1

[*CTR]	Page 1 of 2

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	March 6, 2015

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	Vice President, Fleet Planning

AAL-PA-03735-LA-1106663R1

[*CTR]	Page 2 of 2

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-03735-LA-1106663R1

[*CTR]

[*CTR]

FOR AMERICAN AIRLINES, INC.

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	AIRCRAFT CONFIGURATION

4	GUARANTEE CONDITIONS

5	GUARANTEE COMPLIANCE

6	EXCLUSIVE GUARANTEES

P.A. No. 03735

AERO-B-BBA4-M12-0761B	SS13-0513

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-03735-LA-1106663R1

[*CTR]

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the [*CTR]) are applicable to the [*CTR]

2	FLIGHT PERFORMANCE

2.1	Mission

2.1.1	Mission Payload

The payload for a stage length of [*CTR] nautical miles in still air (representative of a [*CTR]) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

[*CTR]

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	[*CTR] [*CTR] [*CTR] The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	[*CTR]

Climb:	[*CTR]

[*CTR]

[*CTR]

[*CTR]

P.A. No. 03735

AERO-B-BBA4-M12-0761B	SS13-0513

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-03735-LA-1106663R1

[*CTR]

[*CTR]

[*CTR]

Cruise:	[*CTR]

[*CTR]

[*CTR]

[*CTR]

[*CTR]

Descent:	[*CTR]

[*CTR]

[*CTR]

Approach and Landing Maneuver:	[*CTR]

[*CTR]

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [*CTR]

Takeoff and Climbout Maneuver: [*CTR] [*CTR]

Approach and Landing Maneuver: [*CTR]

P.A. No. 03735

AERO-B-BBA4-M12-0761B	SS13-0513

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-03735-LA-1106663R1

[*CTR]

Taxi-In (shall be consumed from the reserve fuel): [*CTR]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*CTR]

For information purposes, the [*CTR]

2.1.2	Mission Block Fuel

The block fuel for a stage length of [*CTR] pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

GUARANTEE: [*CTR]

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	[*CTR]

[*CTR]

[*CTR]

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	[*CTR]

Climb:	[*CTR]

P.A. No. 03735

AERO-B-BBA4-M12-0761B	SS13-0513

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-03735-LA-1106663R1

[*CTR]

[*CTR]

[*CTR]

[*CTR]

[*CTR]

[*CTR]

Cruise:	[*CTR]

[*CTR]

[*CTR]

[*CTR]

[*CTR]

Descent:	[*CTR]

[*CTR]

[*CTR]

Approach and Landing Maneuver:	[*CTR]

[*CTR]

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [*CTR]

P.A. No. 03735

AERO-B-BBA4-M12-0761B	SS13-0513

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-03735-LA-1106663R1

[*CTR]

Takeoff and Climbout Maneuver: [*CTR] [*CTR]

Approach and Landing Maneuver: [*CTR]

Taxi-In (shall be consumed from the reserve fuel): [*CTR]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*CTR] For information purposes, the [*CTR]

2.1.3	[*CTR]

The [*CTR] (representative of a [*CTR]) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

[*CTR]

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	[*CTR]

[*CTR]

[*CTR]

P.A. No. 03735

AERO-B-BBA4-M12-0761B	SS13-0513

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-03735-LA-1106663R1

[*CTR]

The following [*CTR] are specified with reference to the [*CTR]:

	Distance	Height
1.	[*CTR]	[*CTR]
2.	[*CTR]	[*CTR]
3.	[*CTR]	[*CTR]

[*CTR]

[*CTR]

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	[*CTR]

Climb:	[*CTR].

[*CTR]

[*CTR]

[*CTR]

[*CTR]

[*CTR]

Cruise:	[*CTR]

[*CTR]

[*CTR]

[*CTR]

[*CTR]

Descent:	[*CTR]

[*CTR]

[*CTR]

P.A. No. 03735

AERO-B-BBA4-M12-0761B	SS13-0513

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-03735-LA-1106663R1

[*CTR]

Approach and Landing Maneuver:	[*CTR]

[*CTR]

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [*CTR]

Takeoff and Climbout Maneuver: [*CTR] [*CTR]

Approach and Landing Maneuver: [*CTR]

Taxi-In (shall be consumed from the reserve fuel): [*CTR]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*CTR] For information purposes, the [*CTR]

2.1.4	[*CTR]

The [*CTR] (representative of a [*CTR]) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

[*CTR]

P.A. No. 03735

AERO-B-BBA4-M12-0761B	SS13-0513

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-03735-LA-1106663R1

[*CTR]

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	[*CTR]

[*CTR]

[*CTR]

[*CTR]

The following [*CTR] are specified with reference to the [*CTR]

	Distance	Height
1.	[*CTR]	[*CTR]

[*CTR]

[*CTR]

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	[*CTR]

Climb:	[*CTR]

[*CTR]

[*CTR]

[*CTR]

[*CTR]

[*CTR]

Cruise:	[*CTR]

[*CTR]

P.A. No. 03735

AERO-B-BBA4-M12-0761B	SS13-0513

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-03735-LA-1106663R1

[*CTR]

[*CTR]

[*CTR]

[*CTR]

Descent:	[*CTR]

[*CTR]

[*CTR]

Approach and Landing Maneuver:	[*CTR]

[*CTR]

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [*CTR]

Takeoff and Climbout Maneuver: [*CTR] [*CTR]

Approach and Landing Maneuver: [*CTR]

Taxi-In (shall be consumed from the reserve fuel): [*CTR]

P.A. No. 03735

AERO-B-BBA4-M12-0761B	SS13-0513

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-03735-LA-1106663R1

[*CTR]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*CTR]

For information purposes, the [*CTR]. This [*CTR] which is calculated in accordance with [*CTR]. [*CTR] when needed. A [*CTR] is assumed.

2.1.5	[*CTR]

The [*CTR] (representative of a [*CTR]) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

[*CTR]

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	[*CTR]

[*CTR]

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	[*CTR]

Climb:	[*CTR]

[*CTR]

[*CTR]

P.A. No. 03735

AERO-B-BBA4-M12-0761B	SS13-0513

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-03735-LA-1106663R1

[*CTR]

[*CTR]

[*CTR]

[*CTR]

Cruise:	[*CTR]

[*CTR]

[*CTR]

[*CTR]

[*CTR]

Descent:	[*CTR]

[*CTR]

[*CTR].

Approach and Landing Maneuver:	[*CTR]

[*CTR]

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [*CTR]

Takeoff and Climbout Maneuver: [*CTR] [*CTR]

Approach and Landing Maneuver: [*CTR]

P.A. No. 03735

AERO-B-BBA4-M12-0761B	SS13-0513

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-03735-LA-1106663R1

[*CTR]

Taxi-In (shall be consumed from the reserve fuel): [*CTR]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*CTR] For information purposes, the [*CTR]

2.1.6	Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.1.7 is the basis for the mission guarantees of Paragraphs 2.1.1, 2.1.2, 2.1.3, 2.1.4, and 2.1.5.

P.A. No. 03735

AERO-B-BBA4-M12-0761B	SS13-0513

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-03735-LA-1106663R1

[*CTR]

2.1.7	737-8 Weight Summary – [*CTR]

Pounds

Standard Model Specification MEW	[*CTR]

Configuration Specification [*CTR]
[*CTR]
[*CTR]
[*CTR]

[*CTR]
[*CTR]	[*CTR]
[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]

[*CTR] Manufacturer’s Empty Weight (MEW)	[*CTR]

Standard and Operational Items Allowance (Paragraph 2.1.8)	[*CTR]

[*CTR] Operational Empty Weight (OEW)	[*CTR]

	Quantity	Pounds	Pounds

[*CTR]			[*CTR]

[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]

P.A. No. 03735

AERO-B-BBA4-M12-0761B	SS13-0513

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-03735-LA-1106663R1

[*CTR]

2.1.8	Standard and Operational Items Allowance

	Qty	Pounds	Pounds	Pounds

Standard Items Allowance				[*CTR]

Unusable Fuel			[*CTR]
Oil			[*CTR]
Oxygen Equipment			[*CTR]
Passenger Portable	[*CTR]	[*CTR]
Crew Masks	[*CTR]	[*CTR]
Miscellaneous Equipment			[*CTR]
Crash Axe	[*CTR]	[*CTR]
Megaphones	[*CTR]	[*CTR]
Flashlights	[*CTR]	[*CTR]
Smoke Hoods	[*CTR]	[*CTR]
Galley Structure & Fixed Inserts			[*CTR]

Operational Items Allowance				[*CTR]

Crew and Crew Baggage			[*CTR]
Flight Crew (incl. baggage)	[*CTR]	[*CTR]
Cabin Crew (incl. baggage)	[*CTR]	[*CTR]
Catering Allowance & Removable Inserts			[*CTR]
First Class	[*CTR]	[*CTR]
Economy Class	[*CTR]	[*CTR]
Passenger Service Equipment	[*CTR]		[*CTR]
Potable Water [*CTR]			[*CTR]
Waste Tank Disinfectant			[*CTR]
Emergency Equipment			[*CTR]
Escape Slides - Forward and Aft	[*CTR]	[*CTR]
Life Vests - Crew and Passengers	[*CTR]	[*CTR]
Life Rafts	[*CTR]	[*CTR]
Auto Radio Beacon (ELT)	[*CTR]	[*CTR]

Total Standard and Operational Items Allowance				[*CTR]

P.A. No. 03735

AERO-B-BBA4-M12-0761B	SS13-0513

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-03735-LA-1106663R1

[*CTR]

3	AIRCRAFT CONFIGURATION

3.1

The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Boeing Document [*CTR] by the Purchase Agreement to be [*CTR] into the Customer’s Detail Specification (herein referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

3.2	[*CTR]

(1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2) The difference between the component weight allowances given in Appendix E of the Detail Specification and the actual weights.

4	GUARANTEE CONDITIONS

4.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

4.2	For the purposes of these 737-8 [*CTR] the Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, the [*CTR]

4.3

In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 4.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

P.A. No. 03735

AERO-B-BBA4-M12-0761B	SS13-0513

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-03735-LA-1106663R1

[*CTR]

4.4	The [*CTR], and with the Aircraft [*CTR] unless otherwise specified. The [*CTR] unless otherwise specified. [*CTR]

4.5	[*CTR] in Paragraph 2.1.7. [*CTR] unless otherwise specified. [*CTR]

4.6	[*CTR]

4.7	[*CTR]

5	GUARANTEE COMPLIANCE

5.1	Compliance with the guarantees of Section 2 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 3 and the guarantee conditions of Section 4.

5.2	[*CTR] on the FAA approved Airplane Flight Manual for the Model 737-8.

5.3	[*CTR].

5.4	[*CTR]

5.5	[*CTR]

5.6

The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

5.7	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

6	EXCLUSIVE GUARANTEES

The only [*CTR] applicable to the Aircraft are those set forth in this Attachment.

P.A. No. 03735

AERO-B-BBA4-M12-0761B	SS13-0513

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

AAL-PA-03735-LA-1106664R1

American Airlines, Inc.

P.O. Box 619616

Dallas-Fort Worth Airport, Texas 75261-9616

Subject:	[*CTR]

Reference:	Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the [*CTR] in the Attachment. The Attachment sets forth [*CTR] for 737-9. [*CTR] Notwithstanding the provision of the [*CTR] in the Attachment, Boeing and Customer will work together in good faith to communicate the [*CTR] that will be offered prior to Customer [*CTR]

1.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned, in whole or in part.

2.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.

AAL-PA-03735-LA-1106664R1

[*CTR]	Page 1 of 2

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	March 6, 2015

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	Vice President Fleet Planning

AAL-PA-03735-LA-1106664R1

[*CTR]	Page 2 of 2

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-03735-LA-1106664R1

[*CTR]

[*CTR]

FOR AMERICAN AIRLINES, INC.

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	AIRCRAFT CONFIGURATION

4	GUARANTEE CONDITIONS

5	GUARANTEE COMPLIANCE

6	EXCLUSIVE GUARANTEES

P.A. No. 03735

AERO-B-BBA4-M12-0762A	SS13-0513

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-03735-LA-1106664R1

[*CTR]

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the [*CTR]) are applicable to the [*CTR] with a [*CTR]

2	FLIGHT PERFORMANCE

2.1	Mission

2.1.1	Mission Payload

The payload for a stage length of [*CTR] nautical miles in still air (representative of a [*CTR]) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

[*CTR]

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	[*CTR]

[*CTR]

[*CTR]

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	[*CTR]

Climb:	[*CTR]

[*CTR]

[*CTR]

[*CTR]

P.A. No. 03735

AERO-B-BBA4-M12-0762A	SS13-0513

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-03735-LA-1106664R1

[*CTR]

[*CTR]

Cruise:	[*CTR]

[*CTR]

[*CTR]

[*CTR]

[*CTR]

Descent:	[*CTR]

[*CTR]

[*CTR]

Approach and Landing Maneuver:	[*CTR]

[*CTR]

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [*CTR]

Takeoff and Climbout Maneuver: [*CTR] [*CTR]

Approach and Landing Maneuver: [*CTR]

Taxi-In (shall be consumed from the reserve fuel): [*CTR]

P.A. No. 03735

AERO-B-BBA4-M12-0762A	SS13-0513

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-03735-LA-1106664R1

[*CTR]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*CTR] For information purposes, the [*CTR]

2.1.2	Mission Block Fuel

The block fuel for a stage length of [*CTR] pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

[*CTR]

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	[*CTR]

[*CTR]

[*CTR]

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	[*CTR]

Climb:	[*CTR]

[*CTR]

[*CTR]

[*CTR]

P.A. No. 03735

AERO-B-BBA4-M12-0762A	SS13-0513

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-03735-LA-1106664R1

[*CTR]

[*CTR]

[*CTR]

Cruise:	[*CTR]

[*CTR]

[*CTR]

[*CTR]

[*CTR]

Descent:	[*CTR]

[*CTR]

[*CTR]

Approach and Landing Maneuver:	[*CTR]

[*CTR]

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [*CTR]

Takeoff and Climbout Maneuver: [*CTR] [*CTR]

Approach and Landing Maneuver: [*CTR]

Taxi-In (shall be consumed from the reserve fuel): [*CTR]

P.A. No. 03735

AERO-B-BBA4-M12-0762A	SS13-0513

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-03735-LA-1106664R1

[*CTR]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*CTR]

For information purposes, the [*CTR]

2.1.3	[*CTR]

The [*CTR] (representative of a [*CTR]) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

[*CTR]

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	[*CTR]

[*CTR]

[*CTR]

[*CTR]

The following [*CTR] are specified with reference to the [*CTR]:

	Distance	Height
1.	[*CTR]	[*CTR]
2.	[*CTR]	[*CTR]
3.	[*CTR]	[*CTR]
4.	[*CTR]	[*CTR]
5.	[*CTR]	[*CTR]

[*CTR]

[*CTR]

The takeoff gross weight shall conform to FAA Regulations.

P.A. No. 03735

AERO-B-BBA4-M12-0762A	SS13-0513

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-03735-LA-1106664R1

[*CTR]

Climbout Maneuver:	[*CTR]

Climb:	[*CTR]

[*CTR]

[*CTR]

[*CTR]

[*CTR]

[*CTR]

Cruise:	[*CTR]

[*CTR]

[*CTR]

[*CTR]

[*CTR]

Descent:	[*CTR]

[*CTR]

[*CTR]

Approach and Landing Maneuver:	[*CTR]

[*CTR]

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [*CTR]

P.A. No. 03735

AERO-B-BBA4-M12-0762A	SS13-0513

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-03735-LA-1106664R1

[*CTR]

Takeoff and Climbout Maneuver: [*CTR] [*CTR]

Approach and Landing Maneuver: [*CTR]

Taxi-In (shall be consumed from the reserve fuel): [*CTR]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*CTR]

For information purposes, the [*CTR]

2.1.4	Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.1.5 is the basis for the mission guarantees of Paragraphs 2.1.1, 2.1.2, and 2.1.3.

P.A. No. 03735

AERO-B-BBA4-M12-0762A	SS13-0513

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-03735-LA-1106664R1

[*CTR]

2.1.5	737-9 Weight Summary – [*CTR]

Pounds

Standard Model Specification MEW	[*CTR]

Configuration Specification [*CTR]
[*CTR]
[*CTR]
[*CTR]

[*CTR]
[*CTR] *	[*CTR]
[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]

[*CTR] Manufacturer’s Empty Weight (MEW)	[*CTR]

Standard and Operational Items Allowance (Paragraph 2.1.6)	[*CTR]

[*CTR] Operational Empty Weight (OEW)	[*CTR]

	Quantity	Pounds	Pounds

[*CTR]			[*CTR]

[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]

P.A. No. 03735

AERO-B-BBA4-M12-0762A	SS13-0513

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-03735-LA-1106664R1

[*CTR]

2.1.6	Standard and Operational Items Allowance

	Qty	Pounds	Pounds	Pounds

Standard Items Allowance				[*CTR]

Unusable Fuel			[*CTR]
Oil			[*CTR]
Oxygen Equipment			[*CTR]
Passenger Portable	[*CTR]	[*CTR]
Crew Masks	[*CTR]	[*CTR]
Miscellaneous Equipment			[*CTR]
Crash Axe	[*CTR]	[*CTR]
Megaphones	[*CTR]	[*CTR]
Flashlights	[*CTR]	[*CTR]
Smoke Hoods	[*CTR]	[*CTR]
Galley Structure & Fixed Inserts			[*CTR]

Operational Items Allowance				[*CTR]

Crew and Crew Baggage			[*CTR]
Flight Crew (incl. baggage)	[*CTR]	[*CTR]
Cabin Crew (incl. baggage)	[*CTR]	[*CTR]
Catering Allowance & Removable Inserts			[*CTR]
First Class	[*CTR]	[*CTR]
Economy Class	[*CTR]	[*CTR]
Passenger Service Equipment	[*CTR]		[*CTR]
Potable Water [*CTR]			[*CTR]
Waste Tank Disinfectant			[*CTR]
Emergency Equipment			[*CTR]
Escape Slides - Forward and Aft	[*CTR]	[*CTR]
Life Vests - Crew and Passengers	[*CTR]	[*CTR]
Life Rafts	[*CTR]	[*CTR]
Auto Radio Beacon (ELT)	[*CTR]	[*CTR]

Total Standard and Operational Items Allowance				[*CTR]

P.A. No. 03735

AERO-B-BBA4-M12-0762A	SS13-0513

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-03735-LA-1106664R1

[*CTR]

3	AIRCRAFT CONFIGURATION

3.1

The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Boeing Document [*CTR] by the Purchase Agreement to be [*CTR] into the Customer’s Detail Specification (herein referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

3.2	[*CTR]

(1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2) The difference between the component weight allowances given in Appendix E of the Detail Specification and the actual weights.

4	GUARANTEE CONDITIONS

4.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

4.2	For the purposes of these 737-9 [*CTR] the Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, the [*CTR]

4.3

In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 4.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

P.A. No. 03735

AERO-B-BBA4-M12-0762A	SS13-0513

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment to Letter Agreement

No. AAL-PA-03735-LA-1106664R1

[*CTR]

4.4	The [*CTR], and with the Aircraft [*CTR] unless otherwise specified. The [*CTR] unless otherwise specified. [*CTR]

4.5	[*CTR] in Paragraph 2.1.5. [*CTR] unless otherwise specified. [*CTR]

4.6	[*CTR]

4.7	[*CTR]

5	GUARANTEE COMPLIANCE

5.1	Compliance with the guarantees of Section 2 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 3 and the guarantee conditions of Section 4.

5.2	[*CTR] on the FAA approved Airplane Flight Manual for the Model 737-9.

5.3	[*CTR].

5.4	[*CTR]

5.5	[*CTR]

5.6

The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

5.7	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

6	EXCLUSIVE GUARANTEES

The only [*CTR] applicable to the Aircraft are those set forth in this Attachment.

P.A. No. 03735

AERO-B-BBA4-M12-0762A	SS13-0513

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

AAL-PA-03735-LA-1106661R2

American Airlines, Inc.

P.O. Box 619616

Dallas-Fort Worth Airport, Texas 75261-9616

Subject:	[*CTR]

References:	a)	Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

	b)	[*CTR]

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

[*CTR]

Sections 2.1.1, 2.1.3, 2.1.4 and 2.1.5 of the [*CTR] for the [*CTR] Aircraft and Sections 2.1.1 and 2.1.3 of the [*CTR] Aircraft include [*CTR] that is applicable to Firm Aircraft in accordance with the [*CTR].

[*CTR]

[*CTR]

1.	[*CTR]

[*CTR].

[*CTR]

2.	[*CTR]

2.1 Firm Aircraft Delivery. [*CTR] Letter Agreement AAL-PA-03735-LA-1106671 entitled “Miscellaneous Commitments for Boeing Model 737 MAX Aircraft” (Misc. Commitments Letter).

AAL-PA-3735-LA-1106661R2	SA-2
[*CTR]	Page 1 of 4

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.2 [*CTR]

2.2.1	[*CTR]

2.2.2	[*CTR]

2.2.3	[*CTR]

2.2.4	[*CTR]

2.2.4.1	[*CTR]

2.2.4.2	[*CTR]

2.2.5	[*CTR]

2.2.6	[*CTR]

2.2.7	[*CTR]

2.2.8	[*CTR]

2.3 [*CTR]

3.	Payments.

[*CTR]

3.1 [*CTR]

•	[*CTR]

[*CTR]

3.2 [*CTR]

[*CTR]

3.3 Credit Memorandum. [*CTR]

3.4 [*CTR]

3.4.1	[*CTR]

•	[*CTR]

AAL-PA-3735-LA-1106661R2	SA-2
[*CTR]	Page 2 of 4

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.4.2	[*CTR]

•	[*CTR]; or

•	[*CTR]; or

•	[*CTR]

3.5 [*CTR.]

3.5.1	[*CTR]

3.5.2	[*CTR]

3.5.3	[*CTR]

3.5.3.1	[*CTR]

3.5.3.2	[*CTR]

3.5.3.3	[Intentionally Reserved]

3.5.3.4	[*CTR]

3.5.3.5	[*CTR]

4.	[*CTR]

[*CTR]

5.	[*CTR]

[*CTR]

6.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Firm Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

7.	Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of

AAL-PA-3735-LA-1106661R2	SA-2
[*CTR]	Page 3 of 4

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	March 6, 2015

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	Vice President, Fleet Planning

AAL-PA-3735-LA-1106661R2	SA-2
[*CTR]	Page 4 of 4

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment A to AAL-PA-03735-LA-1106661R2

[*CTR] for [*CTR] and [*CTR] Aircraft

[*CTR]

The following definitions apply:

[*CTR] (including both [*CTR]) for the [*CTR] as follows:

[*CTR]

[*CTR] is the Section 2.1.1 [*CTR].

[*CTR] is the [*CTR] from the [*CTR] for the Section 2.1.1 [*CTR].

[*CTR] is the Section 2.1.3 [*CTR].

[*CTR] is the [*CTR] from the [*CTR] for the Section 2.1.3 [*CTR].

[*CTR] is the Section 2.1.4 [*CTR].

[*CTR] is the [*CTR] from the [*CTR] for the Section 2.1.4 [*CTR].

[*CTR] is the Section 2.1.5 [*CTR].

[*CTR] is the [*CTR] from the [*CTR] for the Section 2.1.5 [*CTR].

If [*CTR] is [*CTR] or a [*CTR], then [*CTR] customer.

[*CTR].

Attachment A to AAL-PA-3735-LA-1106661R2 for 737-7 and 737-8 Aircraft	SA-2
[*CTR]	Page 1 of 1

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment A to AAL-PA-03735-LA-1106661R2

[*CTR] for [*CTR] Aircraft

[*CTR]

The following definitions apply:

[*CTR] (including both [*CTR]) for the [*CTR] as follows:

[*CTR]

[*CTR] is the Section 2.1.1 [*CTR].

[*CTR] is the [*CTR] from the [*CTR] for the Section 2.1.1 [*CTR]

[*CTR] is the Section 2.1.3 [*CTR].

[*CTR] is the [*CTR] for the from the [*CTR] for the Section 2.1.3 [*CTR].

If [*CTR] is [*CTR] or a [*CTR], then [*CTR] customer.

[*CTR]

Attachment A to AAL-PA-3735-LA-1106661R2 for 737-9 Aircraft	SA-2
[*CTR]	Page 1 of 1

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]